UPS

                           DEFERRED COMPENSATION PLAN






                                TABLE OF CONTENTS

ARTICLE I - DEFINITIONS..............................................1
  Section 1.1 Account................................................1
  Section 1.2 Base Monthly Salary....................................1
  Section 1.3 Beneficiary............................................1
  Section 1.4 Committee..............................................1
  Section 1.5 Disability.............................................1
  Section 1.6 Employer Company.......................................1
  Section 1.7 ERISA..................................................1
  Section 1.8 Eligible Manager.......................................2
  Section 1.9 Half-Month Bonus.......................................2
  Section 1.10 1934 Act..............................................2
  Section 1.11 Plan..................................................2
  Section 1.12 UPS...................................................2
ARTICLE II - PARTICIPATION...........................................2
  Section 2.1 April 1, 1999..........................................2
  Section 2.2 Other..................................................2
ARTICLE III - DEFERRAL ELECTIONS.....................................2
  Section 3.1 Start-Up Deferral Elections............................2
    (a)  April 1, 1999 Elections.....................................3
    (b)  Other Elections.............................................3
  Section 3.2 Annual Deferral Elections..............................3
ARTICLE IV - ACCOUNT ADJUSTMENTS.....................................4
  Section 4.1 General................................................4
  Section 4.2 Deferrals..............................................4
  Section 4.3 Phantom Investments....................................4
  Section 4.4 Phantom Investment Election............................4
  Section 4.5 Phantom Investment Adjustments.........................6
ARTICLE V - DISTRIBUTIONS............................................6
  Section 5.1 General................................................6
  Section 5.2 Distribution Forms.....................................6
  Section 5.3 Elections..............................................7
  Section 5.4 Beneficiary............................................7
    (a)  Designation.................................................7
    (b)  Distribution Form...........................................8
  Section 5.5 Early Withdrawal Right and Penalty.....................8
  Section 5.6 Hardship Withdrawals...................................8
ARTICLE VI - NO FUNDING OBLIGATION...................................9
ARTICLE VII - MISCELLANEOUS.........................................10
  Section 7.1 Making and Revoking Elections and Designations........10
  Section 7.2 Statements............................................10
  Section 7.3 Claims Procedure......................................10
  Section 7.4 Liability.............................................10
  Section 7.5 Nonalienation of Benefits.............................10
  Section 7.6 Plan Administration...................................10
  Section 7.7 Construction..........................................11
  Section 7.8 No Contract of Employment.............................11
  Section 7.9 ERISA.................................................11
  Section 7.10 1934 Act.............................................12
  Section 7.11 Amendment and Termination............................13








                                   UPS
                        DEFERRED COMPENSATION PLAN
     The primary purpose of this Plan is to allow an Eligible Manager to elect to defer the payment of a portion of his or her Base Monthly Salary and Half-Month Bonus that is otherwise payable to him or her and to pay the amounts deferred as adjusted for phantom investment performance results upon the occurrence of a distribution event.
                         ARTICLE I - DEFINITIONS
     Section 1.1.     Account   --   means   the    bookkeeping    account
maintained by or at the direction of the Committee to show as of any date the benefit of each Eligible Manager.
     Section 1.2. Base Monthly Salary - means an Eligible Manager's base monthly salary.
     Section 1.3.     Beneficiary   -  means  the   person   or   persons
designated as such in accordance with Section 5.4.
     Section 1.4. Committee - means a committee consisting of not less than three (3) members, who shall be appointed by the Board of Directors of UPS to manage and administer this Plan.
     Section 1.5. Disability - means "disability" as defined in the UPS Retirement Plan.
     Section 1.6. Employer Company - means an Employer Company for purposes of the UPS Savings Plan, as in effect from time to time.
     Section 1.7.     ERISA  -  means  the  Employee   Retirement  Income
Security Act of 1974, as amended.
     Section 1.8.     Eligible   Manager  -  means  an   employee  of  an
Employer Company who (a) is in a job classification of Region Department Manager or above, (b) is eligible to participate in the UPS Savings Plan, as in effect from time to time, and (c) is not domiciled in Puerto Rico.
     Section 1.9.     Half-Month  Bonus  - means  an  Eligible  Manager's
half-month bonus.
     Section 1.10. 1934 Act - means the Securities Exchange Act of 1934, as amended.
     Section 1.11.  Plan - means this UPS Deferred Compensation Plan.
     Section 1.12. UPS - means United Parcel Service of America, Inc. and any successor to United Parcel Service of America, Inc.
                        ARTICLE II - PARTICIPATION
     Section 2.1. April 1, 1999. Each person who qualifies as an Eligible Manager on April 1, 1999 shall be eligible to participate in this Plan on April 1, 1999.
     Section 2.2. Other. Each person who qualifies as an Eligible Manager after April 1, 1999 shall be eligible to participate in this Plan sixty (60) days after the date he or she first qualifies as an Eligible Manager.
                     ARTICLE III - DEFERRAL ELECTIONS
       Section 3.1.           Start-Up Deferral Elections.
      (a) April 1, 1999 Elections. An Eligible Manager who will be eligible to participate in this Plan on April 1, 1999 shall have the right from March 1, 1999 to March 31, 1999 to elect on the form provided for this purpose to defer up to seventeen percent (17%) of his or her Base Monthly Salary less the amount of his or her pre-tax deferrals under the UPS Savings Plan; and up to one hundred percent (100%) of his or her Half-Month Bonus that is otherwise payable on or after April 1, 1999, and any such election shall be irrevocable for the remainder of 1999.
     (b) Other Elections. An Eligible Manager who is eligible to participate in this Plan under Section 2.2 shall have the right prior to the end of the sixty (60) day period starting on the date he or she becomes an Eligible Manager to elect on the form provided for this purpose to defer up to seventeen percent (17%) of his or her Base Monthly Salary less the amount of his or her pre-tax deferrals under the UPS Savings Plan; and up to one hundred percent (100%) of his or her Half-Month Bonus that is otherwise payable after the date he or she first becomes eligible to participate in the Plan as described in
Section 2.2, and any such election shall be irrevocable for the remainder of the calendar year in which it is made.
      Section 3.2. Annual Deferral Elections. An Eligible Manager who is eligible to participate in this Plan shall have the right before the beginning of any calendar year to elect during the enrollment period established by the Committee on the form provided for this purpose to defer up to seventeen percent (17%) of his or her Base Monthly Salary less the amount of his or her pre-tax deferrals under the UPS Savings
Plan; and up to one hundred percent (100%) of his or her Half-Month Bonus that is otherwise payable during such calendar year. Any such election which is not revoked before January 1 of such calendar year shall become irrevocable on January 1 of such calendar year and shall remain irrevocable through December 31 of such calendar year.
                     ARTICLE IV - ACCOUNT ADJUSTMENTS
     Section 4.1. General. An Eligible Manager's benefit under this Plan shall be based entirely on the dollar value credited to his or her Account at any time, which will depend on the amount deferred under
Article III and the phantom investment adjustments made in accordance with this Article IV.
     Section 4.2. Deferrals. The Base Monthly Salary and Half-Month Bonus deferred by an Eligible Manager shall be credited to his or to her Account as soon as practicable after the date that such Base Monthly Salary and Half-Month Bonus otherwise would have been payable to the Eligible Manager if no election had been made under Article III.
     Section 4.3. Phantom Investments. The Committee from time to time shall select one or more investment funds, including a hypothetical fund based on the value of the common stock of UPS, that will serve as hypothetical investment options for the deferrals credited to an Account ("phantom investment funds"). The Committee may establish limits on the portion of an Account that may be hypothetically invested in any phantom investment fund or in any combination of phantom investment funds.
     Section 4.4. Phantom Investment Election. Each Eligible Manager shall elect pursuant to procedures established by the Committee to treat the deferrals credited to his or her Account as if they were invested in one or more phantom investment funds (a "phantom investment election"). An Eligible Manager may change his or her phantom investment election at any time. Any phantom investment election shall be effective only if made in accordance with the Committee's procedures.
     Section 4.5. Phantom Investment Adjustments. The Committee shall cause the Eligible Manager's Account to be adjusted for any earnings and losses as if it were invested in accordance with the Eligible Manager's phantom investment election in accordance with procedures established by the Committee. Such adjustments shall be made until his or her Account is distributed in full under Article V.
                        ARTICLE V - DISTRIBUTIONS
     Section 5.1. General. The balance credited to an Eligible Manager's Account shall (subject to Section 5.5 and Section 5.6) first become distributable upon his or her death, Disability or termination of employment with UPS and all of its affiliates, whichever comes first ("distribution event"). The distribution shall be made (or shall begin) to the Eligible Manager or in the event of the Eligible Manager's death, to the Eligible Manager's Beneficiary in the form elected by the Eligible Manager as soon as practicable after a distribution event. All distributions under this Plan shall be made in cash.
     Section 5.2. Distribution Forms. Distribution shall be made in the following form as elected by the Eligible Manager:
      (a)    a lump sum,
      (b)    60 monthly installments or
      (c)    120 monthly installments.
Notwithstanding the foregoing, monthly installments are only available if the value of the Eligible Manager's Account when distributions commence is at least $20,000. The amount of any monthly installment distributable under this Plan shall be computed by multiplying the Eligible Manager's Account by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one.
     Section 5.3. Elections. An Eligible Manager shall elect at the same time he or she makes an election under Article III that his or her Account be distributed in one of the distribution forms described in
Section 5.2 ("Initial Distribution Form Election"). An Eligible Manager may revise his or her Initial Distribution Form Election at any time; provided, however, that any such revision shall be effective only if it is made at least one full year before the Eligible Manager's Account first becomes distributable. If an Eligible Manager fails to make an Initial Distribution Election, the distribution shall be made in 120 monthly installments or, if the value of the Eligible Manager's Account when distributions commence is less than $20,000, the distribution shall be made in a lump sum. If a revised election is ineffective for any reason, for example, because it was made less than one year before the distribution event, the Eligible Manager's most recent distribution form election that has been in effect for at least one year shall govern the distribution.
     Section 5.4    Beneficiary.
      (a) Designation. An Eligible Manager shall designate (on a form provided for this purpose) a person, or more than one person, as his or her Beneficiary to receive the balance credited to his or her Account in the event of his or her death. An Eligible Manager may change his or her Beneficiary designation at any time. If no Beneficiary designation is in effect on the date an Eligible Manager dies or if no designated Beneficiary survives the Eligible Manager, the Eligible Manager's estate automatically shall be treated as his or her Beneficiary under this Plan.
      (b) Distribution Form. The Eligible Manager's Account shall be distributed in accordance with the distribution election in effect for the Eligible Manager on the date of his or her death.
        Section 5.5. Early Withdrawal Right and Penalty. An Eligible Manager may elect to receive the balance credited to his or her Account in a lump sum at any time; provided, however, that the Eligible Manager shall forfeit the right to receive an amount equal to ten percent (10%) of the balance credited to his or her Account as of such date. The lump sum distribution of the balance credited to an Eligible Manager's Account shall be made as soon as practicable after an election is made under this Section 5.5.
     Section 5.6. Hardship Withdrawals. An Eligible Manager shall have the right to request that the Committee distribute all, or a part of, his or her Account to him or to her in a lump sum in the event that he or she experiences severe financial hardship resulting from a sudden and unexpected illness or accident of the Eligible Manager or of a dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Eligible Manager, loss of the Eligible Manager's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Eligible Manager (an "unforeseeable emergency"). The Committee shall have the sole discretion to determine whether to grant an Eligible Manager's withdrawal request under this Section 5.6, the amount to distribute to the Eligible Manager, and the date as of which any such distribution shall be made to the Eligible Manager; provided, however, that no distribution shall be made to Eligible Manager under this Section 5.6 to the extent that such hardship is or may be relieved
(a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Eligible Manager's assets, to the extent the liquidation of the Eligible Manager's assets would not itself cause severe financial hardship, or (c) by cessation of deferral elections under this Plan. The amount of any distributions from an Eligible Manager's Account pursuant to this Section 5.6 shall be limited to the amount necessary to meet the unforeseeable emergency.
                    ARTICLE VI - NO FUNDING OBLIGATION
   The obligation of UPS to make any distributions under this Plan shall be unfunded and unsecured; all distributions to, or on behalf of, an Eligible Manager under this Plan shall be made from the general assets of UPS, and any claim by an Eligible Manager or Beneficiary against UPS for any distribution under this Plan shall be treated the same as a claim of any general and unsecured creditor of UPS. Notwithstanding the foregoing, UPS may, in its discretion, establish an irrevocable grantor trust for the purpose of funding all or part of its obligations under this Plan; provided, however, that the terms of such trust require that the assets thereof remain subject to the claims of UPS's judgment creditors and are non-assignable and non-alienable by any Eligible Manager or Beneficiary prior to distribution thereof.
                       ARTICLE VII - MISCELLANEOUS
     Section 7.1. Making and Revoking Elections and Designations. Any election or designation or revised election or designation under this Plan shall be effective only when the properly completed election or designation form is received by the Committee or its delegate before the Eligible Manager's death, subject to the rules set forth in Articles III, IV and V.
     Section 7.2. Statements. UPS or its agent shall provide periodic statements to the Eligible Manager to show his or her Account balance.
     Section 7.3. Claims Procedure. Any claim for a benefit under this Plan shall be filed and resolved in accordance with the claims procedure provided under the UPS Savings Plan which is hereby incorporated in this Plan by reference, except that the Committee of this Plan shall be the entity with whom a claim for review should be filed under this Plan, and the Committee has absolute discretion to resolve any claims under this Plan.
     Section 7.4. No Liability. No Eligible Manager and no Beneficiary of an Eligible Manager shall have the right to look to, or have any claim whatsoever against, any officers, director, employee or agent of UPS or an Employer Company in his or her individual capacity for the distribution of any Account.
     Section 7.5. Nonalienation of Benefits. No benefit or payment under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, levy upon or charge the same shall be void. Notwithstanding this statement, if the Eligible Manager is indebted to UPS at any time when payments are required to be made under the provisions of this Plan, UPS shall have the right to reduce the amount of payments remaining to be made to the Eligible Manager or his or her Beneficiary under the Plan to the extent of such indebtedness. An election by UPS not to reduce such payment shall not constitute a waiver of its claim for such indebtedness.
     Section 7.6. Plan Administration. The Committee shall be the administrator of this Plan, and the Committee has the exclusive responsibility and complete discretionary authority to control the operation, management and administration of this Plan, with all powers necessary to enable it properly to carry out those responsibilities, including (but not limited to) the power to construe this Plan, to determine eligibility for benefits, to settle disputed claims and to resolve all administrative, interpretive, operational, equitable and other questions that arise under this Plan. The decisions of the Committee on all matters within the scope of its authority shall be final and binding. To the extent a discretionary power or responsibility under this Plan is expressly assigned to a person by the Committee, that person will have complete discretionary authority to carry out that power or responsibility and that person's decisions on all matters within the scope of that person's authority will be final and binding.
     Section 7.7.     Construction.   This  Plan  shall  be  construed  in
accordance   with  the  laws  of  the  State  of  Georgia.   Headings  and
subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to the singular shall include the plural and all references to the plural shall include the singular.
     Section 7.8. No Contract of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer Company and the Eligible Manager, as a right of any Eligible Manager to be continued in the employment of the Employer Company, or as a limitation of the right of the Employer Company to discharge the Eligible Manager with or without cause.
     Section 7.9. ERISA. UPS intends that this Plan come within the various exceptions and exemptions to ERISA for a plan maintained for a "select group of management or highly compensated employees" as described in Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. Any ambiguities in this Plan shall be construed to effect the intent as described in this Section 7.9.
     Section 7.10. 1934 Act. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act and any regulations promulgated thereunder. To the extent any transaction could, in the absolute discretion of the Committee, cause a participant to be subject to liability under Section 16 of the Act, the Committee may refuse to permit such transaction. In addition, the
Committee may establish procedures to ensure that transactions under this Plan will be executed in accordance with the requirements of
Section 16(b) of the 1934 Act and any regulations promulgated thereunder.
     Section 7.11. Amendment and Termination. UPS shall have the right to amend this Plan from time to time and to terminate this Plan at any time; provided, however, the balance credited to each Account immediately after any such amendment or termination shall be no less than the balance credited to such Account immediately before such amendment or termination and no amendment or termination shall adversely affect an Eligible Manager's right to the distribution of his or her Account or his or her Beneficiary's right to the distribution of such Account.



   IN WITNESS WHEREOF, United Parcel Service of America, Inc., based upon action by its Board of Directors, has caused this Plan Document to
be executed this       day of March, 1999.


ATTEST:                                     UNITED PARCEL SERVICE OF
                                            AMERICA, INC.





Joseph R. Moderow                           James P. Kelly
Secretary                                   Chairman